UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22005

Wells Fargo Advantage Global Dividend Opportunity Fund

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: October 31

Date of reporting period: April 30, 2013

ITEM 1.	REPORT TO STOCKHOLDERS

Wells Fargo Advantage

Global Dividend Opportunity Fund

Semi-Annual Report

April 30, 2013

This closed-end fund is no longer offered as an initial public offering and is only offered through broker/dealers on the secondary market. A closed-end fund is not required to buy its shares back from investors upon request.

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The views expressed and any forward-looking statements are as of April 30, 2013, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Global Dividend Opportunity Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

For most of the period, U.S. economic data remained moderately positive.

Dear Valued Shareholder:

We’re pleased to offer you this semi-annual report for the Wells Fargo Advantage Global Dividend Opportunity Fund for the six-month period ended April 30, 2013. Much of the period was marked by increased confidence that the U.S. economy was staging a fragile recovery, partially offset by concerns about the possible effects of the ongoing European sovereign debt crisis on the global economy. Continued monetary easing by global central banks helped support rallies in developed stock markets. Investors continued to favor dividend-paying stocks amid record-low interest rates around the globe.

U.S. stocks gained as the U.S. economy reported relatively solid news.

For most of the period, U.S. economic data remained moderately positive. Although reported U.S. gross domestic product (GDP) growth came in at a moderate 0.4% annualized rate in the fourth quarter, many analysts attributed the fourth-quarter weakness to the temporary aftereffects from Hurricane Sandy, which devastated the Eastern Seaboard in October 2012. Lending support to that analysis was the fact that GDP growth improved to a 2.5% annualized rate for the first quarter of 2013. Even the stubbornly high unemployment rate showed moderate signs of improvement, easing from 7.8% in November 2012 to 7.5% in April 2013.

Central banks continued to provide stimulus.

Major central banks, including the U.S. Federal Reserve (Fed) and the European Central Bank (ECB) continued to inject liquidity into the banks and the market through various quantitative easing policies. Throughout the reporting period, the Federal Open Market Committee (FOMC) kept its key interest rates effectively at zero in order to support the economy and the financial system. After its September 2012 meeting, the FOMC announced its intention to keep interest rates low until at least mid-2015 and to make open-ended purchases of $40 billion per month in mortgage-backed securities to support the housing market. The FOMC continued to ease into early 2013, even as Fed Chairman Ben Bernanke began to hint at a strategy to gradually end its bond purchases.

In July 2012, the ECB cut its key rate to 0.75%. In addition, the ECB announced in September 2012 that it would purchase an unlimited amount of one- to three-year sovereign debt from countries that had formally applied for a bailout. (In May 2013, after the end of the reporting period, the ECB cut its key rate to a historic low of 0.50%.) The ECB’s aggressive actions helped ease investor worries about a eurozone sovereign debt default. Moreover, in mid-March 2013, the governor of the Bank of Japan resigned to allow Shinzo Abe, the recently reelected prime minister, to appoint a new bank governor who supported using aggressive monetary policies to attack Japan’s persistent deflation.

The debt crisis in the eurozone returned to center stage but with less impact than before.

Ongoing weakness in the Greek economy made it difficult for the country to meet previously agreed upon austerity targets. Because many eurozone banks owned Greek debt and many U.S. banks had financial ties to eurozone banks, investors initially worried that a Greek default would result in another global financial crisis. However, as central banks continued to provide liquidity, investor worries about the effect of a European sovereign debt default on the global economy began to

Letter to shareholders (unaudited)	Wells Fargo Advantage Global Dividend Opportunity Fund	3

ease. When the tiny eurozone nation of Cyprus was forced to implement capital controls and impose losses on uninsured bank depositors in March 2013, global stock markets remained resilient despite short-term volatility.

An improved U.S. economy and global monetary easing led to strong stock markets and record-low interest rates.

The relatively positive outlook for the U.S. economy contributed to a strong domestic stock market for most of the reporting period. Developed foreign markets also rallied, as central banks continued to inject liquidity into their respective economies. Lingering uncertainties in the macroeconomic environment prompted investors to prefer stocks in companies with relatively predictable business models. Within the S&P 500 Index1, for example, consumer discretionary and consumer staples stocks strongly outperformed, but information technology stocks lagged. Dividend-paying stocks continued to outperform, as investors sought yield in a historically low interest-rate environment, with both financials and utilities stocks within the S&P 500 Index outperforming the main index.

We employ a diverse array of investment strategies, even as many variables are at work in the market.

The full effect of the European credit crisis remains unknown. Elevated U.S. and Southern European unemployment continues to pressure consumers and businesses alike. While diversification2 may not prevent losses in a downturn, we believe it helps manage risk.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Lingering uncertainties in the macroeconomic environment prompted investors to prefer stocks in companies with relatively predictable business models.

1.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

2.	Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

4	Wells Fargo Advantage Global Dividend Opportunity Fund	Performance highlights (unaudited)

Investment objective

The Fund’s primary investment objective is to seek a high level of current income. The Fund’s secondary objective is long-term growth of capital.

Adviser

Wells Fargo Funds Management, LLC

Subadvisers

Crow Point Partners, LLC

Wells Capital Management Incorporated

Portfolio managers

Jeffrey P. Mellas, CAIA

Timothy P. O’Brien, CFA

Average annual total returns1 (%) as of April 30, 2013

	1 Year	5 Year	Since inception 3-28-2007
Based on market value	6.88	(1.12)	(2.23)
Based on net asset value (NAV) per share	10.62	(1.27)	(0.36)

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Performance figures of the Fund do not reflect brokerage commissions. If brokerage commissions had been reflected, performance would have been lower. To obtain performance information current to the most recent month-end, please call 1-800-222-8222.

The Fund’s annualized expense ratio for the six months ended April 30, 2013, is 1.06%.

Comparison of NAV vs. market value since inception[2]

Derivatives involve risks, including interest-rate risk, credit risk, the risk of improper valuation, and the risk of non-correlation to the relevant instruments they are designed to hedge or closely track. There are numerous risks associated with transactions in options on securities and/or indexes. As a writer of an index call option, the Fund forgoes the opportunity to profit from increases in the values of securities held by the Fund. However, the Fund has retained the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline. Similar risks are involved with writing call options or secured put options on individual securities and/or indexes held in the Fund’s portfolio. This combination of potentially limited appreciation and potentially unlimited depreciation over time may lead to a decline in the net asset value of the Fund. The Fund’s dividend capture strategy may lead to a similar result. Dividend capture strategies involve the Fund purchasing a stock before an ex-dividend date so it becomes entitled to the dividend and then typically selling the stock on or after the stock’s ex-dividend date. Any decline in the value of the stock reflecting the dividend payment may over time lead to a decline in the net asset value of the Fund. Dividend capture also increases the portfolio turnover rate and related transaction costs of the Fund. Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability, and foreign currency fluctuations. Risks of foreign investing are magnified in emerging or developing markets. Small- and mid-cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared with their large-cap counterparts, and, as a result, small- and mid-cap securities may decline significantly in market downturns and may be more volatile than those of larger companies due to their higher risk of failure. High-yield, lower-rated bonds may contain more risk due to the increased possibility of default. Illiquid securities may be subject to wide fluctuations in market value. The Fund may be subject to significant delays in disposing of illiquid securities. Accordingly, the Fund may be forced to sell these securities at less than fair market value or may not be able to sell them when the adviser or subadviser believes that it is desirable to do so.

1.	Total returns based on market value are calculated assuming a purchase of common stock on the first day and sale on the last day of the period reported. Total returns based on NAV are calculated based on the NAV at the beginning of the period and end of period. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total returns do not reflect brokerage commissions. If these brokerage commissions were included, the returns would be lower.

2.	This chart does not reflect any brokerage commissions. Dividends and distributions have the effect of reducing the Fund’s NAV.

Performance highlights (unaudited)	Wells Fargo Advantage Global Dividend Opportunity Fund	5

MANAGER’S DISCUSSION

The Fund’s return was 6.88% during the 12 months ended April 30, 2013, based on market value. During the same period, the Fund’s return based on NAV was 10.62%.

Overview

Within the equity portfolio, the Fund was positioned somewhat defensively for the six-month period ended April 30, 2013, with a slightly higher-than-normal cash allocation and a noticeably increased weighting in preferred stocks for part of the period. The Fund also invested more in domestic than in foreign shares throughout most of the reporting period. Although U.S. economic growth remained anemic despite heroic levels of fiscal and monetary stimulus, much of Europe remained mired in a recession. Equity markets in both the U.S. and Europe generally rallied for the period, buoyed by central bank quantitative easing and more recently by the return of the yen/dollar carry trade (in which investors borrow inexpensively in yen for the purpose of investing in higher yielding non-Japanese securities). The expectation that Japan’s new government would take actions to reduce the yen’s value in order to stimulate export growth, combined with expectations that the U.S. dollar would strengthen relative to the yen, led to renewed interest in this yen/dollar trade. As global interest rates remained low, investors continued to favor dividend-yielding stocks, to the point where we have found it a challenge to find attractive dividend-paying stocks.

Ten largest holdings[3] (%) as of April 30, 2013
Hera SpA	4.46
Vivendi SA	4.40
Excel Trust Incorporated	3.81
DISH Network Corporation	3.79
Vodafone Group plc ADR	3.70
Natixis	3.63
SAIC Incorporated	3.61
ENI SpA	3.47
Enel SpA	3.08
Red Electrica de Espana SA	2.83

Sector distribution[4] as of April 30, 2013

Country allocation[4] as of April 30, 2013

The Fund has historically invested in high-dividend-paying European stocks for a substantial portion of its targeted income, but macroeconomic concerns related to the ongoing credit crisis within the eurozone have caused challenges for some European countries. Within the equity portfolio, the Fund maintained modest exposure to European utility and telecommunication services securities in hope of a recovery in Europe.

The six months prior to April 30, 2013, were challenging months for writing call options. Covered call writing is most successful in markets that range from declining to modestly rising. The strategy struggles in rapidly rising markets, as the options are more likely to be exercised, and the past six months were characterized by strongly rising markets around the world. In light of surging global stock markets, the Fund took a conservative call-writing posture, generally favoring strike prices that were 6% to 8% out of the money. To further diversify risk, the Fund increased the number of markets against which it wrote calls. New countries in the past six months included Australia and Hong Kong, to help diversify away from its traditional U.S. and European focus.

Contributors to performance

The Fund’s investments in real estate investment trusts generally performed well during the period, as investors continued to favor income-producing stocks in a historically low interest-rate environment. Despite relative weakness in European markets, the Fund also benefited from select European holdings, including telecommunications provider Vodafone Group plc, water utility Severn Trent plc, and air freight and logistics company Deutsche Post AG.

3.	The ten largest holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

4.	Percentages are subject to change and are calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage Global Dividend Opportunity Fund	Performance highlights (unaudited)

Detractors from performance

The Fund owned select European utility and telecommunications securities in anticipation of a nascent recovery in Europe—a recovery that appeared to be losing momentum at the end of the reporting period. The Fund’s telecommunications securities, Telecom Italia SpA and France Telecom SA, detracted from performance. Among U.S. holdings, Duke Energy Corporation also detracted, in part, because of continuing fallout from its merger with fellow utility Progress Energy.

The option overlay portfolio struggled in the rising stock market environment and produced negative returns for the six-month period. Most of the losses for the period can be explained by a sharp Japanese rally in December 2012. The newly elected government began instituting aggressive new policies in an effort to stimulate the Japanese economy. As a result, the Nikkei surged 10% in December 2012 alone, resulting in a significant loss on the Fund’s position.

Management outlook

Looking ahead, we are now seeing what appears to be a modest economic recovery in the U.S., which we hope will sustain itself. While stronger economic growth should be positive both for the economy and for stock investors, stronger economic growth will also eventually result in rising interest rates as monetary stimulus is withdrawn, which would most likely be a headwind for preferred and high-yielding common stocks. The Fund, therefore, remains somewhat defensively positioned, though not extremely so.

Looking at the option overlay portfolio, we believe global markets will downshift to a more sustainable trajectory. We do not believe that most markets can continue to rise at the pace witnessed in the past six months. As a result, we do not anticipate the Fund maintaining as conservative of a stance as it has in the past six months. The Fund will likely focus more of its attention on those markets that have produced outsized gains, hoping to capture attractive premiums as those markets stabilize and perhaps experience consolidation and profit taking.

Portfolio of investments—April 30, 2013 (unaudited)	Wells Fargo Advantage Global Dividend Opportunity Fund	7

Security name	Shares	Value

Common Stocks: 67.15%

Belgium: 1.33%
Belgacom SA (Telecommunication Services, Diversified Telecommunication Services)	238,906	$5,505,979

Brazil: 0.25%
Telefonica Brasil ADR (Telecommunication Services, Diversified Telecommunication Services)	38,750	1,029,975

France: 11.86%
GDF Suez SA (Utilities, Gas Utilities)	381,000	8,178,658
Lagardere SCA (Consumer Discretionary, Media)	44,261	1,644,312
Natixis (Financials, Capital Markets)	3,424,360	15,017,343
Suez Environnement Company SA (Industrials, Commercial Services & Supplies)	230,000	3,303,109
Veolia Environnement SA (Utilities, Water Utilities)	200,000	2,756,377
Vivendi SA (Telecommunication Services, Wireless Telecommunication Services)	804,000	18,211,845

		49,111,644

Germany: 4.20%
Deutsche Post AG (Industrials, Air Freight & Logistics)	480,000	11,391,095
E.ON AG (Utilities, Electric Utilities)	330,836	5,995,158

		17,386,253

Italy: 13.62%
Enel SpA (Utilities, Electric Utilities)	3,300,000	12,759,670
ENI SpA (Energy, Oil, Gas & Consumable Fuels)	600,000	14,349,492
Hera SpA (Utilities, Electric Utilities)	9,080,402	18,475,789
Telecom Italia SpA (Telecommunication Services, Diversified Telecommunication Services)	849,427	590,649
Terna SpA (Utilities, Electric Utilities)	2,175,000	10,179,961

		56,355,561

Netherlands: 0.26%
VimpelCom Limited ADR (Telecommunication Services, Wireless Telecommunication Services)	100,000	1,095,000

Norway: 0.93%
Seadrill Limited (Energy, Energy Equipment & Services)	100,000	3,849,000

Spain: 2.83%
Red Electrica de Espana SA (Utilities, Electric Utilities)	220,000	11,702,158

Sweden: 1.97%
Tele2 AB Series B (Telecommunication Services, Wireless Telecommunication Services)	476,200	8,163,156

Turkey: 0.78%
Turkcell Iletisim Hizmetleri AS ADR (Telecommunication Services, Wireless Telecommunication Services)	206,300	3,222,406

United Kingdom: 8.39%
Knot Offshore Partners LP (Energy, Oil, Gas & Consumable Fuels) †	20,000	448,000
National Grid plc (Utilities, Electric Utilities)	250,000	3,182,425
Severn Trent plc (Utilities, Water Utilities)	400,000	11,314,600
United Utilities Group plc (Utilities, Water Utilities)	390,223	4,488,562
Vodafone Group plc ADR (Telecommunication Services, Wireless Telecommunication Services)	500,000	15,295,000

		34,728,587

The accompanying notes are an integral part of these financial statements.

8	Wells Fargo Advantage Global Dividend Opportunity Fund	Portfolio of investments—April 30, 2013 (unaudited)

Security name		Shares	Value

United States: 20.73%
AG Mortgage Investment Trust Incorporated (Financials, REITs)		20,000	$517,400
Ameresco Incorporated Class A (Industrials, Construction & Engineering) †		131,000	965,470
AOL Incorporated (Information Technology, Internet Software & Services)		65,800	2,542,512
Boise Incorporated (Materials, Containers & Packaging)		534	4,267
Chatham Lodging Trust (Financials, REITs)		600,000	10,986,000
Convergys Corporation (Information Technology, IT Services)		25,000	425,500
CorEnergy Infrastructure Trust (Financials, Capital Markets)		50,000	382,500
DISH Network Corporation (Consumer Discretionary, Media)		400,000	15,676,000
Excel Trust Incorporated (Financials, REITs)		1,035,000	15,763,050
Kite Realty Group Trust Series A (Financials, REITs)		25,000	677,000
NorthStar Realty Finance Corporation (Financials, REITs)		50,000	498,500
PG&E Corporation (Utilities, Multi-Utilities)		55,000	2,664,200
Preferred Apartment Communities Incorporated (Financials, REITs)		405,000	3,689,550
Public Service Enterprise Group Incorporated (Utilities, Multi-Utilities)		100,000	3,661,000
Ryman Hospitality Properties Incorporated (Financials, REITs)		13,170	585,538
SAIC Incorporated (Information Technology, IT Services)		1,000,000	14,940,000
SCANA Corporation (Utilities, Multi-Utilities)		50,000	2,710,000
Shenandoah Telecommunications Company (Telecommunication Services, Wireless Telecommunication Services)		249,999	4,097,483
Strategic Hotel & Resorts Incorporated (Financials, REITs) †		500,000	4,035,000
Whitestone REIT (Financials, REITs)		60,000	990,000

			85,810,970

Total Common Stocks (Cost $258,866,373)			277,960,689

Investment Companies: 0.69%
Tortoise MLP Fund Incorporated		100,000	2,860,000

Total Investment Companies (Cost $2,500,000)			2,860,000

	Dividend yield

Preferred Stocks: 20.00%

Bermuda: 0.16%
Maiden Holding Limited Series A (Financials, Insurance)	8.25%	25,000	665,000

Netherlands: 0.38%
Aegon NV (Financials, Insurance)	5.25	55,000	1,570,250

United States: 19.46%
AG Mortgage Investment Trust Incorporated Series A (Financials, REITs)	8.25	52,000	1,342,640
AG Mortgage Investment Trust Incorporated Series B (Financials, REITs)	8.00	125,000	3,168,750
Ares Capital Corporation (Financials, Capital Markets)	5.88	45,000	1,157,400
Argo Group US Incorporated (Financials, Insurance)	6.50	29,000	740,080
Arlington Asset Investment (Financials, Capital Markets) %%(a)	6.63	110,000	2,750,000
Astoria Financial Corporation Series C (Financials, Thrifts & Mortgage Finance)	6.50	125,000	3,168,750
Bank of America Corporation Series 5 (Financials, Commercial Banks) ±	4.00	40,000	948,400
Citigroup Capital X (Financials, Commercial Banks)	6.10	469	11,889
Commonwealth REIT (Financials, REITs)	5.75	50,000	1,246,500
DDR Corporation Series J (Financials, REITs)	6.50	49,000	1,262,730
Deutsche Bank Contingent Capital Trust V (Financials, Commercial Banks)	8.05	95,220	2,787,089

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2013 (unaudited)	Wells Fargo Advantage Global Dividend Opportunity Fund	9

Security name	Dividend yield	Shares	Value

United States (continued)
Discover Financial Services Series B (Financials, Consumer Finance)	6.50%	69,000	$1,831,260
DTE Energy Company Series Q (Utilities, Electric Utilities)	5.25	74,300	1,916,940
DTE Energy Company Series Z (Utilities, Electric Utilities)	6.50	26,900	748,089
Dynex Capital Incorporated Series A (Financials, REITs)	8.50	75,000	1,982,250
Entergy Arkansas Incorporated (Utilities, Electric Utilities)	4.90	100,000	2,558,000
EPR Properties Series F (Financials, REITs)	6.63	75,000	1,904,250
First Republic Bank Series B (Financials, Commercial Banks)	6.20	51,892	1,388,630
First Republic Bank Series C (Financials, Commercial Banks)	5.63	249,000	6,282,270
Hanover Insurance Group (Financials, Insurance)	6.35	37,100	940,485
Hercules Technology Grow Capital Incorporated (Financials, Capital Markets)	7.00	45,000	1,179,900
KKR Financial Holdings LLC (Financials, Capital Markets)	7.50	37,500	1,033,500
Magnum Hunter Resources Corporation (Energy, Oil, Gas & Consumable Fuels)	8.00	75,000	1,537,500
NextEra Energy Capital Holdings Incorporated Series I (Utilities, Electric Utilities)	5.13	243,000	6,147,900
NextEra Energy Capital Holdings Incorporated Series J (Utilities, Electric Utilities)	5.00	213,000	5,280,270
Northstar Realty Finance Corporation Series C (Financials, REITs)	8.88	55,000	1,421,200
Oxford Lane Capital Corporation (Financials, Capital Markets)	8.50	17,400	455,184
PG&E Corporation Series D (Utilities, Multi-Utilities)	5.00	186,000	4,720,680
Prudential Financial Incorporated (Financials, Diversified Financial Services)	9.00	50,000	1,277,000
Red Lion Hotels Capital Trust (Consumer Discretionary, Hotels, Restaurants & Leisure)	9.50	80,000	2,106,400
Resource Capital Corporation Series A (Financials, REITs)	8.50	30,000	776,400
Resource Capital Corporation Series B (Financials, REITs)	8.25	25,000	622,250
SCE Trust I (Utilities, Electric Utilities)	5.63	60,000	1,605,000
SCE Trust II (Utilities, Electric Utilities)	5.10	250,000	6,300,000
Selective Insurance Group (Financials, Insurance)	5.88	150,000	3,822,000
TCF Financial Corporation Series B (Financials, Commercial Banks)	6.45	35,000	903,350
Triangle Capital Corporation (Financials, Capital Markets)	6.38	55,000	1,413,500
Winthrop Realty Trust Series D (Financials, REITs)	9.25	65,000	1,814,150

			80,552,586

Total Preferred Stocks (Cost $79,775,716)			82,787,836

	Yield
Short-Term Investments: 3.51%

Investment Companies: 3.51%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)##	0.13	14,501,790	14,501,790

Total Short-Term Investments (Cost $14,501,790)			14,501,790

Total investments in securities
(Cost $355,643,879) *	91.35%	378,110,315
Other assets and liabilities, net	8.65	35,811,201

Total net assets	100.00%	$413,921,516

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Global Dividend Opportunity Fund	Portfolio of investments—April 30, 2013 (unaudited)

†	Non-income-earning security

%%	Security issued on a when-issued basis.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

##	All or a portion of this security has been segregated for when-issued securities.

*	Cost for federal income tax purposes is $356,338,396 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$36,603,775
Gross unrealized depreciation	(14,831,856)

Net unrealized appreciation	$21,771,919

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—April 30, 2013 (unaudited)	Wells Fargo Advantage Global Dividend Opportunity Fund	11

Assets
Investments
In unaffiliated securities, at value (see cost below)	$363,608,525
In affiliated securities, at value (see cost below)	14,501,790

Total investments, at value (see cost below)	378,110,315
Segregated cash	603,637
Foreign currency, at value (see cost below)	20,631,987
Receivable for investments sold	30,638,257
Receivable for dividends	2,985,182
Prepaid expenses and other assets	30,734

Total assets	433,000,112

Liabilities
Payable for investments purchased	16,600,488
Written options, at value	2,081,984
Advisory fee payable	313,843
Due to other related parties	16,518
Accrued expenses and other liabilities	65,763

Total liabilities	19,078,596

Total net assets	$413,921,516

NET ASSETS CONSIST OF
Paid-in capital	$856,322,837
Overdistributed net investment income	(10,989,232)
Accumulated net realized losses on investments	(452,342,257)
Net unrealized gains on investments	20,930,168

Total net assets	$413,921,516

NET ASSET VALUE PER SHARE
Based on $413,921,516 divided by 49,160,825 shares issued and outstanding (unlimited shares authorized)	$8.42

Investments in unaffiliated securities, at cost	$341,142,089

Investments in affiliated securities, at cost	$14,501,790

Total investments, at cost	$355,643,879

Foreign currency, at cost	$20,485,223

Premiums received on written options	$525,886

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Global Dividend Opportunity Fund	Statement of operations—six months ended April 30, 2013 (unaudited)

Investment income
Dividends*	$11,793,702
Income from affiliated securities	7,018

Total investment income	11,800,720

Expenses
Advisory fee	1,890,207
Administration fee	99,485
Custody and accounting fees	29,568
Professional fees	26,081
Shareholder report expenses	25,237
Trustees’ fees and expenses	6,451
Transfer agent fees	13,428
Other fees and expenses	25,704

Total expenses	2,116,161

Net investment income	9,684,559

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized losses on:
Unaffiliated securities	(21,772,660)
Written options	(2,038,458)

Net realized losses on investments	(23,811,118)

Net change in unrealized gains (losses) on:
Unaffiliated securities	45,143,414
Written options	(1,904,367)

Net change in unrealized gains (losses) on investments	43,239,047

Net realized and unrealized gains (losses) on investments	19,427,929

Net increase in net assets resulting from operations	$29,112,488

* Net of foreign dividend withholding taxes in the amount of	$376,664

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Global Dividend Opportunity Fund	13

	Six months ended April 30, 2013 (unaudited)	Year ended October 31, 2012

Operations
Net investment income	$9,684,559	$44,900,103
Net realized losses on investments	(23,811,118)	(46,140,138)
Net change in unrealized gains (losses) on investments	43,239,047	23,400,073

Net increase in net assets resulting from operations	29,112,488	22,160,038

Distributions to shareholders from
Net investment income	(20,647,547)	(42,140,874)
Tax basis return of capital	0	(12,886,750)

Total distributions to shareholders	(20,647,547)	(55,027,624)

Capital share transactions
Net asset value of shares issued under the Automatic Dividend Reinvestment Plan	0	240,276

Total increase (decrease) in net assets	8,464,941	(32,627,310)

Net assets
Beginning of period	405,456,575	438,083,885

End of period	$413,921,516	$405,456,575

Overdistributed net investment income	$(10,989,232)	$(26,244)

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Global Dividend Opportunity Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2013 (unaudited)	Year ended October 31
		2012	2011	2010	2009	2008
Net asset value, beginning of period	$8.25	$8.92	$10.36	$10.38	$11.75	$19.83
Net investment income	0.20	0.91	1.00	0.99	0.88	1.88
Net realized and unrealized gains (losses) on investments	0.39	(0.46)	(1.32)	0.11	(0.47)	(7.96)

Total from investment operations	0.59	0.45	(0.32)	1.10	0.41	(6.08)
Distributions to shareholders from
Net investment income	(0.42)	(0.86)	(1.12)	(0.98)[1]	(0.78)	(2.00)
Tax basis return of capital	0.00	(0.26)	0.00	(0.14)[1]	(1.00)	0.00

Total distributions to shareholders	(0.42)	(1.12)	(1.12)	(1.12)	(1.78)	(2.00)
Net asset value, end of period	$8.42	$8.25	$8.92	$10.36	$10.38	$11.75
Market value, end of period	$7.87	$7.98	$8.32	$10.39	$9.89	$10.99
Total return based on market value[2]	4.01%	9.79%	(9.76)%	17.35%	8.36%	(27.19)%
Ratios to average net assets (annualized)
Gross expenses	1.06%	1.08%	1.05%	1.14%	1.11%	1.13%
Net expenses	1.06%	1.08%	1.05%	1.14%	1.11%	1.13%
Net investment income	4.87%	10.82%	10.16%	9.73%	8.48%	11.07%
Supplemental data
Portfolio turnover rate	63%	93%	129%	90%	160%	218%
Net assets, end of period (000s omitted)	$413,922	$405,457	$438,084	$507,765	$507,097	$574,157

1.	Calculated based upon average shares outstanding

2.	Total return is calculated assuming a purchase of common stock on the first day and sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements (unaudited)	Wells Fargo Advantage Global Dividend Opportunity Fund	15

1. ORGANIZATION

Wells Fargo Advantage Global Dividend Opportunity Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on December 21, 2006 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange, except for The Nasdaq Stock Market, Inc. (“Nasdaq”), are valued at the official closing price or, if none, the last sales price. Securities listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If no NOCP is available, securities are valued at the last sales price. If no sales price is shown on the Nasdaq, the bid price will be used. If no sale occurs on the primary exchange or market for the security that day or if no sale occurs and no bid price is shown on Nasdaq, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

Securities denominated in foreign currencies are translated into U.S. dollars using the rates of exchange in effect on the day of valuation at a time specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the last reported sales price or latest quoted bid price. On April 30, 2013, fair value pricing was not used in pricing foreign securities.

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices received from an independent pricing service which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the independent pricing service or values received are deemed not representative of market value, values will be obtained from a broker-dealer or otherwise determined based on the Fund’s Valuation Procedures.

Short-term securities with maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

16	Wells Fargo Advantage Global Dividend Opportunity Fund	Notes to financial statements (unaudited)

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the rates of exchange at a time specified by the Management Valuation Team on the date of valuation. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting in changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

When-issued transactions

The Fund may purchase securities on a forward commitment or ‘when-issued’ basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Options

The Fund may be subject to equity price risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may write covered call options or secured put options on individual securities and/or indexes. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options that expire unexercised are recognized as realized gains from investments on the expiration date. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security and/or index underlying the written option.

The Fund may also purchase call or put options. The premium is included in the Statement of Assets and Liabilities as an investment, the value of which is subsequently adjusted based on to the current market value of the option. Premiums paid for purchased options that expire are recognized as realized losses from investments on the expiration date. Premiums paid for purchased options that are exercised or closed are added to the amount paid or offset against the proceeds received for the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

Options traded on an exchange are regulated and terms of the options are standardized. Options traded over the counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Notes to financial statements (unaudited)	Wells Fargo Advantage Global Dividend Opportunity Fund	17

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

At October 31, 2012, net capital loss carryforwards, which are available to offset future net realized capital gains, were as follows:

Pre-enactment capital loss expiration*			Post-enactment capital losses**
2016	2017	2018	Short-term	Long-term
$164,388,931	$193,644,982	$17,121,810	$25,487,164	$23,615,522

*	Losses incurred in taxable years beginning before December 22, 2010.

**	Losses incurred in taxable years which began after December 22, 2010 are carried forward for an unlimited period.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

18	Wells Fargo Advantage Global Dividend Opportunity Fund	Notes to financial statements (unaudited)

As of April 30, 2013, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Equity securities
Common stocks	$277,960,689	$0	$0	$277,960,689
Investment companies	2,860,000	0	0	2,860,000
Preferred stocks	80,037,836	2,750,000	0	82,787,836

Short-term investments
Investment companies	14,501,790	0	0	14,501,790
	$375,360,315	$2,750,000	$0	$378,110,315

As of April 30, 2013, the inputs used in valuing the Fund’s other financial instruments were as follows:

Other financial instruments	Quoted prices (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Written options	$0	$(2,081,984)	$0	$(2,081,984)

Transfers in and transfers out are recognized at the end of the reporting period. For the six months ended April 30, 2013, the Fund did not have any transfers into/out of Level 1 or Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.95% of the Fund’s average daily total assets. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets.

Funds Management has retained the services of certain subadvisers to provide daily portfolio management to the Fund. The fees for subadvisory services are borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management, is a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate of 0.10% of the Fund’s average daily total assets. Crow Point Partners, LLC is also a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate of 0.20% of the Fund’s average daily total assets.

Administration fee

Funds Management also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. Funds Management is entitled to receive an annual administration fee from the Fund equal to 0.05% of the Fund’s average daily total assets.

5. CAPITAL SHARE TRANSACTIONS

The Fund has authorized an unlimited number of shares with no par value. For the six months ended April 30, 2013 and the year ended October 31, 2012, the Fund issued 0 and 29,018 shares, respectively.

6. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended April 30, 2013 were $244,771,835 and $300,630,781, respectively.

7. DERIVATIVE TRANSACTIONS

During the six months ended April 30, 2013, the Fund entered into written options for economic hedging purposes.

Notes to financial statements (unaudited)	Wells Fargo Advantage Global Dividend Opportunity Fund	19

During the six months ended April 30, 2013, the Fund had written option activities as follows:

	Call options
	Number of contracts	Premiums received
Options outstanding at October 31, 2012	8,810	$443,253
Options written	42,702	2,140,378
Options expired	(33,310)	(1,198,914)
Options terminated in closing purchase transactions	(8,814)	(719,314)
Options exercised	(175)	(139,517)
Options outstanding at April 30, 2013	9,213	$525,886

Open call options written at April 30, 2013 were as follows for the Fund:

Expiration date		Number of contracts	Strike price	Value
5/17/2013	DAX Index	467	7,833 EUR	$(471,687)
5/17/2013	EEM EQUITY Index	5,555	44 USD	(119,154)
5/17/2013	FTSE MIB Index	451	16,649 EUR	(654,567)
5/17/2013	IBEX Index	2,236	8,429 EUR	(423,215)
5/17/2013	NDX Index	83	2,924 USD	(123,331)
5/17/2013	NKY Index	169	14,244 JPY	(180,136)
5/17/2013	RTY Index	252	966 USD	(109,894)

The Fund had outstanding written options with total premiums received that averaged $248,326 during the six months ended April 30, 2013. As of April 30, 2013, the Fund had segregated $603,637 as cash collateral for written options.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

8. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

10. SUBSEQUENT DISTRIBUTION

On May 22, 2013, the Fund declared distributions of $0.21 per share payable on July 1, 2013 to shareholders of record on June 17, 2013. This distribution is not reflected in the accompanying financial statements.

20	Wells Fargo Advantage Global Dividend Opportunity Fund	Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

ANNUAL MEETING OF SHAREHOLDERS

On February 11, 2013, an Annual Meeting of Shareholders for the Fund was held to consider the following proposal. The results of the proposal are indicated below.

Proposal 1 – Election of Trustees:

Net shares voted “For”	Peter G. Gordon	43,540,711
Net shares voted “Withhold”		1,148,713
Net shares voted “For”	Timothy J. Penny.	43,538,030
Net shares voted “Withhold”		1,151,394
Net shares voted “For”	Michael S. Scofield	43,549,618
Net shares voted “Withhold”		1,139,806

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Global Dividend Opportunity Fund	21

BOARD OF TRUSTEES AND OFFICERS

The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 131 funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust, and four closed-end funds, including the Fund (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 2010; Chairman, since 2010	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2010	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Coast Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2010; Audit Committee Chairman, since 2010	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2007	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 48 portfolios as of 1/31/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2010	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2010	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 2010	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

22	Wells Fargo Advantage Global Dividend Opportunity Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2007	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 2010	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2010	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2010; Chief Legal Officer, since 2010	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2010	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2007	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 58 funds and Assistant Treasurer of 73 funds in the Fund Complex.

Other information (unaudited)	Wells Fargo Advantage Global Dividend Opportunity Fund	23

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Advantage Global Dividend Opportunity Fund (the “Fund”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Fund’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on March 28-29, 2013 (the “Meeting”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for the Fund, (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management, for the Fund, and (iii) an investment sub-advisory agreement with Crow Point Partners, LLC (“Crow Point”) for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreements with WellsCap and Crow Point (the “Sub-Advisers”) are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Advisers were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2013. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously determined that the continuation of the Advisory Agreements is in the best interests of the Fund and its shareholders, and that the compensation payable to Funds Management and the Sub-Advisers is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but each decision was made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in reaching its determination.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Advisers, based on attributes such as their financial condition, resources and reputation, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the administrative and other services provided to the Fund by Funds Management and its affiliates and Funds Management’s oversight of the Fund’s various service providers.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2012. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to

24	Wells Fargo Advantage Global Dividend Opportunity Fund	Other information (unaudited)

other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the funds in the performance Universe. The Board also considered these results in comparison to the performance of funds in a custom peer group that was determined by Funds Management to be similar to the Fund (the “Custom Peer Group”). The Board noted that the performance of the Fund was lower than the median performance of the Universe, the Fund’s benchmark, the Morgan Stanley Capital International All Country World Index (Net), and the Custom Peer Group for all periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe, the benchmark and the Custom Peer Group for all periods under review. Funds Management advised the Board about the market conditions and investment decisions that it believed contributed to the underperformance during that period. The Board noted that the Fund’s emphasis on income generation hindered performance relative to the Universe, the benchmark and the Custom Peer Group, and that the Fund was underweight in certain sectors that were strong performers. The Board took note of the small size of the Universe and distinctions between the Fund’s investment strategy and that of funds in the Universe and the Custom Peer Group, and was satisfied with the explanation it received.

The Board received and considered information regarding the Fund’s net operating expense ratio and its various components, including actual management fees (which reflect fee waivers, if any, and include advisory and administration fees), custodian and other non-management fees, and fee waiver and expense reimbursement arrangements. The Board also considered this ratio in comparison to the median ratio of funds in an expense group that was determined by Lipper to be similar to the Fund (the “Group”). The Board received a description of the methodology used by Lipper to select the funds in the expense Group. Based on the Lipper reports, the Board noted that the net operating expense ratio of the Fund was lower than the median net operating expense ratio of the expense Group.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rate”), both on a stand-alone basis and on a combined basis with the Fund’s contractual administration fee rate (the “Management Rate”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to each of the Sub-Advisers for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).

Among other information reviewed by the Board was a comparison of the Management Rate of the Fund with that of other funds in the expense Group at a common asset level. The Board noted that the Management Rate of the Fund was in range of the median rate for the Fund’s expense Group.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Advisers for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information concerning the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. In recognition of the fact that the Wells Fargo enterprise provides a suite of combined advisory and sub-advisory services to the Fund through affiliated entities, the Board ascribed limited relevance to the allocation of the total advisory fee between Funds Management and WellsCap. The Board also considered that the sub-advisory fees paid to Crow Point had been negotiated by Funds Management on an arm’s-length basis.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rate and each Sub-Advisory Agreement Rate were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund. The Board did not receive or consider to be necessary separate profitability information with respect to WellsCap, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Funds Management explained the methodologies and estimates that it used in calculating the profitability from the Fund and the fund family as a whole. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund

Other information (unaudited)	Wells Fargo Advantage Global Dividend Opportunity Fund	25

basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

The Board also received separate profitability information with respect to Crow Point, which is not affiliated with Funds Management. The Board did not deem the profits reported by Crow Point to be at a level that would prevent it from approving the continuation of the sub-advisory agreement with Crow Point.

Economies of scale

The Board considered the extent to which there may be sharing with the Fund of potential economies of scale in the provision of advisory services to the Fund. The Board noted that, as is the case with many other closed-end funds, there are no breakpoints in the Management Rate. The Board further noted that, although the Fund would not share in any potential economies of scale through contractual breakpoints, fee waiver and expense reimbursement arrangements can also be a means of sharing potential economies of scale with the Fund. The Board noted that it would have opportunities to revisit the Management Rate as part of future contract reviews.

Other benefits to Funds Management and the Sub-Advisers

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including WellsCap, and Crow Point as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products and services offered by Funds Management and its affiliates, including WellsCap, or Crow Point, or to operate other products and services that follow investment strategies similar to those of the Fund).

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including WellsCap, or Crow Point were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

26	Wells Fargo Advantage Global Dividend Opportunity Fund	Automatic dividend reinvestment plan (unaudited)

AUTOMATIC DIVIDEND REINVESTMENT PLAN

All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value or market premium (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010 or by calling 1-800-730-6001.

List of abbreviations	Wells Fargo Advantage Global Dividend Opportunity Fund	27

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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Transfer Agent, Registrar, Shareholder Servicing

Agent & Dividend Disbursing Agent

Computershare Trust Company, N.A.

P.O. Box 43010

Providence, RI 02940-3010

1-800-730-6001

Website: wellsfargoadvantagefunds.com

Wells Fargo Funds Management, LLC, is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s broker/dealer subsidiaries. This material is being prepared by Wells Fargo Funds Distributor, LLC. Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2013 Wells Fargo Funds Management, LLC. All rights reserved.

216825 06-13 SGDO/SAR158 4-13

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	INVESTMENTS

The Portfolio of investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Advantage Multi-Sector Income Fund (the “Fund”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Fund’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Not applicable.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Advantage Global Dividend Opportunity Fund

By:
/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date:	June 24, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Advantage Global Dividend Opportunity Fund

By:
/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date:	June 24, 2013

By:
/s/ Nancy Wiser

Nancy Wiser
Treasurer

Date:	June 24, 2013